Exhibit 24.1

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A. Jagerson, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February, 2020.

/s/ Jacob J. Berning
Jacob J. Berning

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A. Jagerson, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February, 2020.

/s/ Chad B. Johnson
Chad B. Johnson

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A. Jagerson, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February, 2020.

/s/ Loren A. Unterseher
Loren A. Unterseher

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A. Jagerson, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February, 2020.

/s/ Rachael B. Vegas
Rachael B. Vegas